UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

Sajan, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Whitetail Blvd., River Falls, Wisconsin		54022
(Address of principal executive offices)		(Zip Code)

(715) 426-9505
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Peter Shutte, Vice President of Worldwide Sales of Sajan, Inc., resigned effective October 1, 2010.  Mr. Shutte and the Company agreed that management of worldwide sales should be based out of River Falls, WI.  Mr. Zimmerman will manage worldwide sales and marketing activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAJAN, INC.

By: /s/ Shannon Zimmerman
Shannon Zimmerman, President and Chief Executive Officer

Date: October 6, 2010